Kaman Corporation Bloomfield, CT 06002 (860) 243-7100	NEWS

  WILLIAM C. DENNINGER ASSUMES ROLE OF CHIEF
FINANCIAL OFFICER AT KAMAN CORP.

BLOOMFIELD, Conn. (December 1, 2008) – Kaman Corp. (NASDAQ-GS:KAMN) today announced that as planned William C. Denninger has assumed the role of Senior Vice President and Chief Financial Officer of the company.  As CFO, he succeeds Robert M. Garneau, 64, who retired on November 30, 2008.

Kaman Corp., headquartered in Bloomfield, Conn., conducts business in the aerospace and industrial distribution markets.

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Contact:
Eric Remington
VP, Investor Relations
(860) 243-6334
eric.remington@kaman.com